SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2004

INDYMAC BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-08972	95-3983415

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

155 North Lake Avenue, Pasadena, California	91101-7211

(Address of principal executive office)	(Zip code)

Registrant’s telephone number, including area code:	(800) 669-2300

Item 12. Results of Operation and Financial Condition.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

INDYMAC BANCORP, INC.

FORM 8-K CURRENT REPORT
April 28, 2004

Item 12. Results of Operation and Financial Condition.

          On April 28, 2004, IndyMac Bancorp, Inc., a Delaware corporation (the “Company”), issued an earnings press release announcing its results of operations and financial condition for the quarter ended March 31, 2004. A copy of the Company’s press release is furnished as Exhibit 99.1 hereto.

          On April 28, 2004, the Company, will host a live webcast presentation in connection with its quarterly release of earnings. A copy of the Company’s webcast presentation is furnished as Exhibit 99.2 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDYMAC BANCORP, INC.

Date: April 28, 2004	By:	/s/ Scott Keys

Scott Keys
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99.1	IndyMac Bancorp, Inc. press release dated April 28, 2004.
99.2	IndyMac Bancorp, Inc. webcast presentation dated April 28, 2004.